UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 27, 2010
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA	92649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 27, 2010, Charles E. Crowe resigned as a director of Quiksilver, Inc. (the “Company”).
     Also on May 27, 2010, the Board of Directors of the Company appointed Joseph Scirocco, the Company’s Chief Financial Officer, to the additional office of Chief Operating Officer. Mr. Scirocco’s compensation arrangements with the Company remain unchanged. Biographical information concerning Mr. Scirocco and the material terms of his compensation are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 12, 2010 and are incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2010	Quiksilver, Inc. (Registrant)
	By:	/s/ Charles S. Exon
Charles S. Exon
Chief Administrative Officer